UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2018

Petrolia Energy Corporation

(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-941-0011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Bow Energy Ltd. Acquisition

As previously disclosed, on November 30, 2017, Petrolia Energy Corporation (“Petrolia” or the “Company”) signed an Arrangement Agreement (the “Agreement”) to acquire all of the issued and outstanding shares in Bow Energy Ltd (“Bow”), which is listed on the TSX Venture Exchange under the symbol ONG.V., with corporate offices located in Calgary, Alberta, Canada and Jakarta, Indonesia, pursuant to a “plan of arrangement” (the “Arrangement”) under section 193 of the Business Corporations Act (Alberta) (the “Acquisition”). The Arrangement Agreement included customary representations, warranties and covenants of the parties.

On February 27, 2018, the Acquisition closed and Petrolia acquired all of the issued and outstanding shares of capital stock of Bow (each a "Bow Share"). The Agreement and the Arrangement was approved by an overwhelming majority of more than 99% of the votes cast by Bow’s shareholders at a special meeting of shareholders of Bow held on February 21, 2018. Final approval of the Arrangement was granted by the Court of Queen's Bench of Alberta (the “Court”) on February 23, 2018.

Under the terms of the Arrangement, Bow shareholders are deemed to have received 1.15 Petrolia common stock shares for each Bow Share. A total of 106,156,712 shares of the Company’s common stock will be issued to the Bow shareholders as a result of the Arrangement, plus additional shares in connection with the rounding described below. The Arrangement provided that no fractional shares would be issued in connection with the Arrangement, and instead, each Bow shareholder otherwise entitled to a fractional interest would receive the nearest whole number of Company shares. For example, where such fractional interest is greater than or equal to 0.5, the number of shares to be issued would be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of shares to be issued would be rounded down to the nearest whole number. In calculating such fractional interests, all shares issuable in the name of or beneficially held by each Bow shareholder or their nominee as a result of the Arrangement shall be aggregated.

The Arrangement provides that any certificate formerly representing Bow common stock not duly surrendered on or before the last business day prior to the third anniversary of the closing date will cease to represent a claim by, or interest of, any former shareholder of any kind of nature against Bow or the Company and on such date all consideration or other property to which such former holder was entitled shall be deemed to have been surrendered to the Company.

The Company also assumed all of the outstanding warrants to purchase shares of common stock of Bow (the “Bow Warrants”) and certain options to purchase shares of common stock of Bow (the “Bow Options”) in connection with the Arrangement (i.e., each warrant/option to purchase one (1) share of Bow represents the right to purchase one (1) share of the Company following the closing).

It is expected that the Bow Shares will be delisted from the facilities of the TSX Venture Exchange after the close of business on March 2, 2018. Bow’s common shares are currently listed and posted for trading on the TSX Venture Exchange.

Bow’s assets include prolific Indonesian Sumatra basin. Bow’s key assets include South Block A PSC - 44.48% working interest, Bohorok PSC – 50% working interest, Bohorok Deep JSA – 20.25% working interest, Palmerah Baru – 54% working interest, MNK Palmerah – 69.36% working interest, Mahato PSC – 20% working interest. Bow will continue as a wholly-owned subsidiary of Petrolia; operating all properties previously operated by Bow.

The foregoing descriptions of the Agreement do not purport to be complete and are qualified in their entirety by reference to the Agreement, a copy of which is incorporated by reference hereto as Exhibit 10.1, and incorporated in this Item 2.01 by reference.

Item 3.02 Unregistered Sale of Equity Securities.

As described above under Item 2.01, which information is incorporated herein by reference, the Company agreed to issue/grant the Bow Shares, Bow Warrants and Bow Options (collectively, the “Bow Securities”) in connection with the closing of the Arrangement.

The Company claims an exemption from registration for the issuance/grant of the Bow Securities pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act the issuance and exchange of securities which have been approved, after a hearing upon the fairness of the terms and conditions on which all persons to whom it is proposed the securities will be issued shall have the right to appear, by any court expressly authorized by law to grant such approval. The Securities and Exchange Commission has provided that the term “any court” in Section 3(a)(10) of the Securities Act includes a foreign court. Under the Agreement, Bow submitted the Plan of Arrangement to the Court for an interim order permitting notice to all persons to which the Bow Securities, as applicable, would potentially be issuable. Following the requisite approval by the Bow shareholders and a hearing at which such persons had the right to appear, Bow sought a final order from the Court as to the fairness of the Plan of Arrangement, which, as described above, was provided on February 23, 2018.

2

Item 8.01. Other Events.

On February 28, 2018, the Company issued a press release announcing the consummation of the Arrangement, as described in Item 2.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of business Acquired

The Company intends to file the historical financial statements of Bow for the periods specified in Rule 8-04(b) of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

The Company intends to furnish pro forma financial information relating to the Bow acquisition required pursuant to Article 11 of Regulation S-X in an amendment to this report under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits

Exhibit No.	Description

10.1	Arrangement Agreement, dated November 30, 2017 by and between Petrolia Energy Corporation and Bow Energy Ltd. (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 5, 2017, and incorporated herein by reference)
10.2	Press release of Petrolia Energy, Inc. dated February 28, 2018

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

/s/ Tariq Chaudhary
Tariq Chaudhary CFO

Date: February 28, 2018

4

EXHIBIT INDEX

Exhibit No.	Description

10.1	Arrangement Agreement, dated November 30, 2017 by and between Petrolia Energy Corporation and Bow Energy Ltd. (filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 5, 2017, and incorporated herein by reference)
10.2	Press release of Petrolia Energy, Inc. dated February 28, 2018

5